                                                                   EXHIBIT 10.23

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This LOAN AND SECURITY AGREEMENT ("Agreement"), is dated as of November 22,
                                        ---------
1999, by and between the following parties:

LENDER: NTFC CAPITAL CORPORATION, a Delaware corporation with offices at 501 Corporate Centre Drive, Suite 600, Franklin Tennessee 37067 and its affiliates, successors or assigns

BORROWER:      PRIMUS TELECOMMUNICATIONS, INC., a Delaware corporation with its principal office at 1700 Old Meadow Rd., McLean, VA 22102
               ("Borrower").
                 --------

COMMITMENT
AMOUNT:        US$30,000,000.00

SUPPLIER:      NORTEL NETWORKS CORP.


     This Loan Agreement is entered into pursuant to that certain Proposal Letter dated August 28, 1999, as supplemented and revised by that certain Commitment Letter dated October 6, 1999, from Lender and accepted by Borrower as evidenced hereby (collectively, the "Commitment Letter").

     IN WITNESS WHEREOF, the parties have executed this Loan Agreement by their duly authorized representatives:

NTFC CAPITAL CORPORATION                PRIMUS TELECOMMUNICATIONS, INC.


BY:_____________________________        BY:_____________________________

TITLE:__________________________        TITLE:__________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Certain Definitions..................................................

2.   Commitments to Lend..................................................

3.   The Notes and Payment Terms..........................................

4.   Procedures for Borrowing.............................................

5.   Place of Payment.....................................................

6.   Prepayment...........................................................

7.   Mandatory Prepayment.................................................

8.   Security Interest; Guaranties; Obligations Secured...................

9.   Description of Collateral............................................

10.  Maintenance, Use and Operation.......................................

11.  Representations, Warranties and Covenants of Borrower................

12.  Insurance............................................................

13.  Casualty.............................................................

14.  Default..............................................................

15.  Rights and Remedies of Default.......................................

16.  General Authority....................................................

17.  Expenses.............................................................

18.  Indemnity............................................................

19.  Assignment...........................................................

20.  Miscellaneous........................................................

21.  Notices..............................................................

22.  Counterparts.........................................................

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                                                            Page
                                                                            ----
23.  Entire Agreement.....................................................

24.  Binding Nature.......................................................

25.  Conditions of Closing................................................

26.  Conditions of Lending................................................

                    SCHEDULES TO LOAN AND SECURITY AGREEMENT
                    ----------------------------------------

Schedule  2.01   Borrowers' Information, Offices, etc
Schedule  8.01   Collateral Description and Locations of Collateral
Schedule 11.01   Disclosure Schedule
Schedule 11.02   Permitted Encumbrances
Schedule 11.03   Senior Note Covenants
Schedule 11.04   Schedule of Qualifying Leases and Conveyances
Schedule 24.01   Post-Closing Documents

                     EXHIBITS TO LOAN AND SECURITY AGREEMENT
                     ---------------------------------------

Exhibit A        Form of Note
Exhibit B        Form of Borrowing Certificate
Exhibit C        Form of Borrower's Counsel Opinion
Exhibit D        Form of Borrower's Regulatory Counsel Opinion
Exhibit E        Form of Landlord's Consent
Exhibit F        Form of Collateral Assignment of Purchase Agreement
Exhibit G-1      Form of Subsidiary Guaranty -- Australia
Exhibit H-1      Form of Deed of Charge -- Australia

                          LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT ("Agreement"), is dated as of November 22,
                                        ---------
1999, by and between PRIMUS TELECOMMUNICATIONS, INC., a Delaware corporation with its principal office at 1700 Old Meadow Rd., McLean, VA 22102 ("Borrower")
                                                                     --------
and NTFC CAPITAL CORPORATION, a Delaware corporation with offices at 501 Corporate Centre Drive, Suite 600, Franklin Tennessee 37067 and its affiliates, successors or assigns ("Lender").
                        ------

     This Loan Agreement is entered into pursuant to the Commitment Letter from Lender and accepted by Borrower as evidenced hereby.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1.   CERTAIN DEFINITIONS: In addition to other words and terms defined in
          -------------------
the preamble hereof or elsewhere in this Agreement, or on the schedules hereto, the following words and terms shall have the following meanings unless the context otherwise clearly requires:

     "Advance(s)": any advance or loan of funds made by Lender to or on behalf
      ----------
of Borrower pursuant to this Agreement.

     "Amortization Schedule": a schedule described in Section 3(e) attached to a
      ---------------------                           ------------
Note showing anticipated amortization of that Note assuming full funding thereof.

     "Assignee": an assignee described in Section 19 hereof.
      --------                            ----------

     "Borrowing Certificate": a certificate substantially in the form of Exhibit
      ---------------------
B hereto, executed by Borrower.

     "Borrowing Date": any Business Day on which an Advance is made to Borrower
      --------------
hereunder.

     "Borrower": Primus Telecommunications, Inc.; its successors and assigns.
      --------

     "Borrower's Obligations": all payment obligations of Borrower owed to
      ----------------------
Lender hereunder, including indemnity, expense reimbursement, taxes, fee and other obligations set forth in this Agreement, any Note and/or other Loan Documents.

     "Business Day": a day other than a Saturday, Sunday or other day on which
      ------------
commercial banks in Nashville, Tennessee, are authorized or required by law to close.

     "Change in Control": any change in the direct or indirect control of,
      -----------------
or the ability or right to control, a majority of the voting shares of any class of securities or ownership rights in Borrower or in the right and/or the power to control the election of the board of directors of

Borrower.

     "Closing Date": as defined on Schedule 24.01 hereto.
      ------------                 --------------

     "Collateral": as defined and described in Sections 8 and 9 hereof.
      ----------                               ----------------

     "Collateral Schedule": as defined and described in Section 9 hereof.
      -------------------                               ---------

     "Commitment Letter": that certain Proposal Letter dated August 28, 1999,
      -----------------
from Lender, as supplemented and revised by that certain Commitment Letter dated October 6, 1999, from Lender and accepted by Borrower as evidenced hereby.

     "Consent": a consent to a collateral assignment of the NORTEL Purchase
      -------
Agreement, a consent to a collateral assignment of a Vendor Purchase Agreement, a Landlord Consent, and/or a Mortgagee's Consent.

     "Deed of Charge": a Deed of Charge substantially in the form of Exhibit H-1
      --------------                                                 -----------
attached hereto, to be executed by any Australian Subsidiary acquiring rights to Equipment and a Deed of Charge or other security agreement in form reasonably acceptable to Lender for a Subsidiary located in a different jurisdiction acquiring rights to Equipment other than pursuant to a Qualifying Lease.

     "Default": any of the conditions or occurrences specified in Section 14,
      -------                                                     ----------
whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition has been satisfied.

     "Default Rate": a rate of interest equal to the lesser of (i) three
      ------------
percentage points (3%) in excess of the Interest Rate or (ii) the maximum permissible rate under applicable law in effect at any time.

     "Equipment": the equipment defined in Section 9 hereof.
      ---------                            ---------

     "Event of Default": any of the events specified in Section 14 hereof,
      ----------------                                  ----------
provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, under 14 or otherwise, has been satisfied.

     "Event of Loss": as defined in Section 13 hereof.
      -------------                 ----------

     "Financing Termination Date": December 31, 2000, the date on which Lender's
      --------------------------
agreement to make any further Advances to Borrower terminates.

     "First Funding Date": the date of the first funding by a Lender under any
      ------------------
Loan hereunder.

     "GAAP": generally accepted accounting principles in the United States of
      ----
America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which Borrower's independent certified public accountants concur), applied both to classification of items and amounts.

     "Governmental Authority": the federal government, any state or
      ----------------------
political subdivision thereof, any city or municipal entity, any foreign government having jurisdiction over Borrower, any of its Subsidiaries or their respective properties, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government over or with respect to Borrower or any of its Subsidiaries or their respective businesses or any Collateral.

     "Guaranty": a Guaranty or Guaranty Agreement substantially in the form of
      --------
Exhibit G-1 attached hereto, to be executed by any Australian Subsidiary
-----------
acquiring rights to Equipment and a Guaranty in form reasonably acceptable to Lender for a Subsidiary located in a different jurisdiction acquiring rights to Equipment other than pursuant to a Qualifying Lease.

     "Indebtedness": as to any Person, at a particular time, (a) indebtedness
      ------------
for borrowed money or for the deferred purchase price of property or services in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such Person otherwise assures a creditor against loss; (b) obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases in respect of which obligations such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person assures a creditor against loss; (c) obligations of such Person to purchase or repurchase accounts receivable, chattel paper or other payment rights sold or assigned by such Person; and (d) indebtedness or obligations of such Person under or with respect to letters of credit, notes, bonds or other debt instruments.

     "Installation Site(s)": any of the sites where Equipment is or is to be
      --------------------
located, including those set forth on Schedule 8.01 hereto.

     "Interest Only Period": as defined in Section 3(e) hereof.
      --------------------                 ------------

     "Interest Payment Date": as defined in Section 3(e) hereof.
      ---------------------                 ------------

     "Interest Payments": as set forth in Section 3(e) hereof
      -----------------                   ------------

     "Interest Rate": as set forth in Section 3(e) hereof.
      -------------                   ------------

     "Landlord Consent": a consent substantially in the form of Exhibit E hereto
      ----------------                                          ---------
or in other form acceptable to Lender, to be executed by the owner/landlord, sublessor and/or licensor (including carriers) of any real property where any of the Collateral is to be located.

     "Lease": a Lease of the Equipment by Borrower as lessor and a Subsidiary of
      -----
Borrower as lessee.

     "Lender": NTFC Capital Corporation; and its successors and assigns.
      ------

     "Lender's Expenses": as described in 17 hereof.
      -----------------                   --

     "Lien": any mortgage, pledge, hypothecation, lien (statutory or other),
      ----
judgment lien, security interest, security agreement, charge or other encumbrance, or other security arrangement of any nature whatsoever, including, without limitation, any installment contract, conditional sale or other title retention arrangement, any sale of accounts receivable or chattel paper, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and the filing of any financing statement under the UCC or comparable law of any jurisdiction.

     "Loan": the loans and loan facilities described in Section 3 hereof and all
      ----                                              ---------
Advances pursuant hereto.

     "Loan Documents": a collective reference to this Agreement, each Note, any
      --------------
Guaranty Deed of Charge or assignment of Lease, and all other documents, instruments, agreements and certificates evidencing or securing any advance hereunder or any obligation for the payment or performance thereof and/or executed and delivered in connection with any of the foregoing.

     "Maturity Date": the date defined in each Note, which shall be the Payment
      -------------
Date sixty (60) months after the date of such Note, on which all principal, interest, premium, expenses, fees, penalties and other amounts due under that Note shall be finally due and payable.

     "Mortgagee's consent": a consent to be executed by any Person holding a
      -------------------
lien on real property leased or otherwise provided to Borrower or any of its Subsidiaries on which any of the Equipment is located.

     "Note": collectively, one or more promissory notes issued by Borrower to
      ----
Lender pursuant to this Agreement, and all extensions, renewals, modifications, replacements, amendments, restatements and refinancings thereof.

     "Obligations": all indebtedness, liabilities and obligations of Borrower to Lender of any class or nature, whether arising under or in connection with this Agreement, a Note and/or the other Loan Documents or otherwise, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, whether for principal, interest, fees, Lender's Expenses, lease obligations, indemnities or otherwise, including, without limitation, future advances of any sort, all future advances made by Lender for taxes, levies, insurance and/or repairs to or maintenance of the Collateral, the unpaid principal amount of, and accrued interest on, a Note, and any Lender's Expenses.

     "Payment Date": the date on which any payment under any Note is due, as set
      ------------
forth in Section 3 hereof.
         ---------
     "Permitted Encumbrances": the Liens permitted under Section 11(k) hereof.
      ----------------------                             -------------

     "Product Computing Loads": as defined in Section 10 hereof.
      -----------------------                 ----------

     "Purchase Agreement": individually and collectively, the Purchase Agreement
      ------------------
and the Vendor Purchase Agreement.

     "Qualifying Lease": a Lease to a Subsidiary of Borrower in a form
      ----------------
reasonably acceptable to Lender.

     "Regulatory Authorizations": all approvals, authorizations, licenses,
      -------------------------
filings, notices, registrations, consents, permits, exemptions, registrations, qualifications, designations, declarations, or other actions or undertakings now or hereafter made by, to or in respect of any Governmental Authority, including, without limitation, any certificates of public convenience and all grants, approvals, licenses, filings and registrations from or to the Federal Communications Commission or any state Public Utilities Commission or any foreign Governmental Authority having jurisdiction over Borrower or any of its Subsidiaries that is necessary in order to enable Borrower or any of its Subsidiaries to own, construct, maintain and operate the Equipment or any System, and any authorizations specified on Schedule 11.01 hereto.
                                            --------------

     "Required Consents": the Regulatory Authorizations or consents of other
      -----------------
Persons required with respect to Borrower's execution, delivery and performance of this Agreement and the other Loan Documents, as described in Sections 26 and
                                                                -----------
27 hereto.
--
     "Software" and "Software Licenses": any software now or hereafter owned by,
      --------       -----------------
or licensed to, Borrower or any of its Subsidiaries or with respect to which Borrower or any of its Subsidiaries has or may have license or use rights and all licenses with respect to such rights.

     "Subsidiary": as to any Person, a corporation, partnership, limited
      ----------
liability company, or other entity in which equity interests having ordinary voting power to elect a majority of the board of directors, managers or similar persons of the entity are at the time directly or indirectly owned or controlled by such Person (regardless of any contingency which does or may suspend or dilute the voting rights of such class). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Borrower and also to entities that are under common control with Borrower by being Subsidiaries of Borrower's parent corporation, Primus Telecommunications Group, Inc. Specifically, all references to an Australian Subsidiary include any corporation in the position of a Subsidiary of Primus Telecommunications Group, Inc., of which Borrower is also a Subsidiary.

     "Supplier": NORTEL and any other Vendor approved in writing by Lender.
      --------

     "System": Borrower's or any of its Subsidiaries' telecommunications network
      ------
or system constructed and/or operated by Borrower or any of its Subsidiaries or lessee of Equipment permitted hereunder (including any future development and expansions thereof), of which any Equipment forms a part

     "Taxes": as defined in Section 3(h) hereof.
      -----                 ------------

     "UCC": the Uniform Commercial Code as the same may from time to time be in
      ---
effect
in the State of Tennessee, or the Uniform Commercial Code of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

          "Vendor" means any manufacturer or supplier of Equipment or licensor
           ------
or supplier of Software approved in writing by Lender, in each case other than NORTEL.

          "Vendor Purchase Agreement": any purchase agreement, together with any
           -------------------------
amendments or supplements thereto, between a Vendor and Borrower or an assignor of Borrower and all purchase orders and invoices issued pursuant thereto for the sale of Equipment.


          2. COMMITMENT TO LEND: Subject to the terms and conditions provided in this Loan and Security Agreement ("Agreement") and so long as no Event of
                                      ---------
Default (as defined in Section 14 hereof) or event or condition which with
                       ----------
notice or passage of time or both would constitute an Event of Default has occurred and is continuing hereunder, Lender agrees to lend to Borrower, until the Financing Termination Date, an amount in the aggregate not to exceed the Commitment Amount set forth on the first page of this Agreement, which sum shall be used solely for the purchase by Borrower of telecommunications equipment and associated software sublicenses from the Supplier or another approved Vendor pursuant to one or more Purchase Agreements made by and between the Supplier (or another approved Vendor) and Borrower for installation in the United States or Canada, Australia, Japan, Germany, the United Kingdom and other jurisdictions approved by Lender in writing.


          3.   NOTES AND PAYMENT TERMS:

          (a) All Advances of funds to Borrower shall be evidenced by a Note in the form of Exhibit A executed by Borrower, which shall be in a form and
            ---------
substance satisfactory to the Lender and evidence the obligation of Borrower to pay the Indebtedness evidenced by that Note, plus any accrued interest thereon, and all extensions, renewals or modifications thereof including, without limitation, any Lender's Expenses or other amounts due to Lender under the Note or this Agreement.

          (b) Each Note shall be dated the Closing Date or the First Funding Date with respect thereto and shall mature on the Note's stated Maturity Date. Except as otherwise provided herein, each Note shall bear interest from the borrowing date on the outstanding unpaid Principal Amount thereof at the Interest Rate stated below (compounded monthly and computed on the basis of a year of 365 days for the actual days elapsed). In computing interest on the Notes, the Borrowing Date shall be included and the Payment Date excluded. Borrower and Lender understand that the Amortization Schedule attached to each
Note is intended to amortize fully the principal amount of that Note and any other principal and interest amounts outstanding will be added to the final payment on the Maturity Date. In any event, the entire outstanding principal amount of the Note and all accrued but unpaid interest and all other outstanding amounts due thereunder shall be paid on the Maturity Date with respect thereto. If a Payment Date is not a Business Day, the Payment Date shall be on the first business day following the day which is not a Business Day, and interest thereon shall be payable at the rate in effect during such extension. Each payment shall be credited first to accrued and unpaid interest and the balance to the Principal Amount (provided that in any event the entire Principal Amount of the Notes then outstanding together with any accrued and unpaid interest shall be paid on the Maturity Date). The Lender is authorized to endorse the date and amount of each Advance and each payment of the Principal Amount and interest with respect to the Notes on the Amortization Schedule annexed to and constituting a part of the Notes, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

          (c) All payments shall be made in lawful money of the United States of America in immediately available funds and without set off or counterclaim to the Lender or any subsequent assignee of a Note.

          (d) Unless otherwise provided on a Note executed subsequent to the Closing Date of this Agreement, the first twenty-four (24) monthly months following the First Funding Date of each Loan shall be an Interest Only Period during which Borrower shall make Interest Payments only at the Interest Rate. Thereafter, beginning on first Business Day of the twenty-fifth (25th) month and for thirty-six (36) consecutive months, Borrower shall make amortizing Payments in accordance with the Amortization Schedule attached to the applicable Note.

          (e)  The "Interest Rate" on each Loan shall be equal to a rate
                    -------------
determined by adding 495 basis points to the published yield on Five (5) Year Constant Maturity United States Treasury Notes as reported in Federal Reserve Statistical Release H.15(519), as published by the Board of Governors of the Federal Reserve System, or any successor publication by the Board of Governors of the Federal Reserve System, three days prior to the First Funding Date with respect to that Loan. Beginning with the first amortizing Payment, unless otherwise provided in the Amortization Schedule attached to a Note, each amortizing Payment shall consist of an Interest Payment and a Principal Payment constituting a partial repayment of the applicable Loan as set forth below:

          Payment Number                         Percentage of Loan
          --------------                         ------------------

              25 - 36                                     1.667%
              37 - 48                                     2.500%
              49 - 59                                     4.167%
              60                                 All Unpaid Principal
                                                Plus any other Obligation

          (f) Whenever any Payment due under a Loan is not made within ten(10) days after the date when due, Borrower agrees to pay on demand (as a fee to offset Lender's Expenses), one and one-half percent (1-1/2%) per month of all overdue amounts from the due date until paid, but not exceeding the lawful maximum, if any.

          (g) Notwithstanding any provision of this Agreement, it is the intent of Lender and Borrower that Lender, or any subsequent holder of a Note, shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum non-usurious lawful rate of interest permitted to be charged by applicable law, as amended or enacted from time to time. In the event Lender, or any subsequent holder of a Note, ever receives, collects, reserves or applies as interest, interest in excess of the then maximum lawful rate of interest, such amount which would be excessive interest shall be deemed a partial prepayment of the Principal Amount and treated hereunder as such (except that no prepayment premium otherwise applicable shall be payable thereon), or, if the Principal Amount and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to Borrower which made the excessive payment. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the maximum lawful rate of interest, Borrower and Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire term of the Indebtedness; provided that if the Indebtedness is paid in full prior to the end of the full contemplated term hereof, and if the interest received over the actual period of existence hereof exceeds the maximum lawful rate of interest, Lender or any subsequent holder of a Note shall refund to Borrower the amount of such excess, and in such event shall not be subject to any penalties provided by any laws for contracting for, charging, reserving, collecting or receiving interest in excess of the maximum lawful rate of interest.

          (h) Borrower agrees to pay all amounts owing by it under this Agreement, any Note or the other Loan Documents free and clear of and without deduction for any present or future taxes (excepting any taxes assessed on Lender's income by the United States of America) (collectively, the "Taxes") and
                                                                     -----
represents that it has paid, and agrees that it shall pay, when due all applicable deductions or withholdings for or on account of any Taxes, levies, duties, fees, deductions or withholdings, restrictions or conditions of any nature imposed by or on behalf of any jurisdiction (other than the United States of America) or any taxing authority (other than the United States of America) whatsoever on the payments by Borrower to Lender under this Agreement, any Note or the other Loan Documents and

               (i) that if it is prevented by operation of law from paying any Taxes, then the interest rate or fees required to be paid under this Agreement, any Note or the other Loan Documents shall be increased by the amount necessary to yield to Lender interest or fees at the rates specified in this Agreement, any Note or the other Loan Documents after provision for the payment of all such Taxes and without taking into account any tax benefits accruing to Lender from such payment;

               (ii) that it shall at the request of Lender execute and deliver to Lender such further instruments as may be necessary or desirable to effect the increase in the interest or fees as provided for in clause
          (A) immediately above, including a new Note to be issued in exchange for any Note theretofore issued;

               (iii) that it shall hold Lender harmless from and against any liabilities with respect to any Taxes (whether or not properly or legally asserted); and

               (iv) that it shall provide Lender with the original or a certified copy of evidence of the payment of any Taxes by it, as Lender may reasonably request, or, if no Taxes have been paid, to provide to Lender, at Lender's request, with a certificate from the appropriate taxing authority or an opinion of counsel acceptable to Lender stating that no Taxes are payable.

          (i) If Lender shall receive a refund of any Taxes paid by Borrower pursuant to this Section by reason of the fact that such Taxes were not correctly or legally asserted, Lender shall within sixty (60) days after receipt of such refund pay to Borrower the amount of such refund, as determined solely by Lender; provided, however, that in no event shall the amount paid by Lender
           --------  -------
to Borrower pursuant to this sentence exceed the amount of Taxes originally paid by Borrower; and further provided that Lender shall not have any obligation
                 ------- --------
under this Agreement to claim or otherwise seek to obtain any such refund.

          4. PROCEDURES FOR BORROWING: Borrower shall execute and deliver to Lender, at least five (5) business days prior to the date of the requested Advance (unless Lender shortens such period), a Borrowing Certificate in the form of Exhibit B to request Advances to finance the acquisition by Borrower of
        ---------
Equipment. Each Borrowing Certificate shall be in form and substance satisfactory to Lender, and shall specify the business day on which the borrowing is to be made and the amount of the borrowing and have attached thereto the applicable purchase order issued by Borrower and related invoice from the Supplier which is to be paid by Lender with the proceeds of the Loan and a Collateral Schedule listing and describing the Equipment and Software to be financed. On the borrowing date specified in the Borrowing Certificate, providing that all conditions precedent have been satisfied, Lender shall transmit the borrowed funds to an account maintained by and in the name of Supplier. The aggregate principal amount of each borrowing shall be not less than $25,000. Lender shall not be required to make Advances more than twice per calendar month.

          5. PLACE OF PAYMENT: The Principal Amount, interest and fees, if any, shall be payable at 501 Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, or such other place as may be designated, from time to time in writing, by Lender or any subsequent holder.

          6. PREPAYMENT: Borrower may, at its option but subject to the satisfaction of the requirements of the next sentence, at any time and from time to time, prepay any Loan, in whole or in part, upon at least (30) business days prior written notice to Lender specifying the date and amount of prepayment in a minimum amount of $50,000. Any such prepayment occurring during the first, second and third years following the First Funding Date of such Loan shall be subject to a prepayment premium equal to a percentage of the amount being prepaid as follows: three percent (3%) if the prepayment is made during the first year following the First Funding Date; two percent (2%) if the prepayment is made during the second year following the First Funding Date; and one percent (1%) if the prepayment is made during the third year following the First Funding Date. Any Loan may be prepaid without premium thereafter.

          7.   MANDATORY PREPAYMENT: Upon Lender's demand, if Borrower leases or sells or disposes of any Equipment other than pursuant to a Qualifying Lease or secured by an appropriate Guaranty and Deed of Charge (if applicable) or upon the written consent of Lender, or if any Lease ceases to be a Qualifying Lease, Borrower shall prepay all Advances to the extent proceeds thereof were used to purchase Equipment and related Software so leased or sold, pro rata to the Lender according to their respective percentages of the aggregate Advances made hereunder. All such prepayments shall include all principal, accrued interest, Prepayment Premium (if any), and expenses then outstanding and due (the "Mandatory Prepayments")
 ---------------------

          8.   SECURITY INTEREST; GUARANTIES; OBLIGATIONS SECURED:

          (a) Borrower (as debtor) hereby assigns as collateral and grants to Lender (as secured party), as security for all of the Indebtedness, a continuing security interest and/or charge in and to, all of Borrower's (or any Subsidiary's except an Australian Subsidiary where the Lender's right, title and interest are secured by a Guaranty and a Deed of Charge) right, title and interest in and to the property and the property rights described in Section 9
                                                                     ---------
hereof, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, to the extent financed or refinanced with proceeds of an Advance hereunder.

          (b) Borrower shall cause each Subsidiary that acquires rights in any such Collateral to execute and deliver to Lender a Guaranty substantially in the form of Exhibit G-1 attached hereto (or such other form as Lender shall
        -----------
reasonably require on the advice of counsel) guaranteeing so much of the Indebtedness hereunder as is represented by the purchase price and installation costs and other associated costs of such Collateral, plus the financing costs attributable thereto. Borrower also shall cause each such Subsidiary to grant to Lender a security interest and/or charge in the Collateral in which it acquires rights either directly or as security for the Subsidiary's Guaranty, at the discretion of Lender reasonably exercised on the advice of counsel.

          9. DESCRIPTION OF COLLATERAL.Borrower (as debtor) hereby assigns to Lender as collateral, and grants to Lender (as secured party) a continuing security interest (or in foreign jurisdictions, the equivalent) in and to, all of Borrower's right, title and interest in and to the following kinds and types of property, whether now owned or hereafter acquired or arising, wherever located, together with all substitutions therefor and all accessions, replacements and renewals thereof, to the extent financed or refinanced with proceeds of an Advance hereunder, and in all proceeds and products thereof, including without limitation the collateral specifically described on Schedule
                                                                      --------
8.01 hereto located in the locations described on Schedule 8.01, including the
----                                              -------------
rights and interests of any Subsidiary acquiring rights in such collateral not separately secured to the Lender by a Guaranty and Deed of Charge (collectively, the "Collateral"):
     ----------

          (a) All Equipment financed or refinanced with proceeds of an Advance and in each case any and all additions, substitutions, and replacements to or of any of the foregoing, together with all attachments, components, parts, improvements, upgrades, and accessions installed thereon or affixed thereto, but excluding such additions, attachments, components, parts, improvements, upgrades, and accessions not financed pursuant hereto provided that the removal thereof would not harm the Equipment to which it is attached. The Equipment shall include installation services provided by NORTEL or any other Vendor in connection therewith (collectively, "Equipment");
                                               ---------

          (b) All of Borrower's right, title and interest in and to the NORTEL Purchase Agreement, which shall be evidenced by a Collateral Assignment of Purchase Agreement substantially in the form of Exhibit F to this Agreement,
                                                ---------
together with any future or additional purchase agreements subsequently entered into with NORTEL or any other Supplier whose Equipment is financed pursuant hereto, to be delivered with consents to the Lender from NORTEL or such Supplier for those subsequent assignments within ten (10) business days after the effective date of each subsequent purchase agreement using substantially the same form as Exhibit F to this Agreement; .
             ---------

          (c) All general intangibles and intangible property (including all contracts and contract rights) constituting part of, or provided by or through NORTEL or any Vendor in connection with the Equipment or associated with any System which are necessary for the proper operation of the Equipment, including without limitation insurance proceeds and amounts due under insurance policies, licenses, license rights, rights in intellectual property, Software, Software Licenses, computer programming (including source codes, object codes and all other embodiments of computer programming or information), refunds, warranties and indemnification rights, and all amounts owed at any time to Borrower by Lender or NORTEL or by a Supplier in connection with a Purchase Agreement relating to Equipment (collectively, "General Intangibles");
                                      -------------------

          (d) All of Borrower's right, title and interest in and to all Leases of Equipment by Borrower as lessor, which shall be further evidenced by assignments of Leases reasonable acceptable to Lender; and

          (e) All Equipment and Software listed on a Collateral Schedule attached to a Borrowing Certificate, each Collateral Schedule hereby being incorporated in and made a part of this Agreement.

          10.  MAINTENANCE, USE AND OPERATION:

          (a) At all times during the Term, Borrower or any Subsidiary that leases or acquires an interest in any Equipment, at its sole cost and expense, shall maintain the applicable Equipment and System in good repair, condition and working order in accordance with established maintenance procedures such that the System performs in accordance with published specifications, and Borrower or the lessee of Equipment shall maintain (and upgrade if necessary) the Equipment at all times within two of the Supplier's latest Product Computing Loads. Borrower shall, and shall cause any Subsidiary which leases or acquires an interest in any Equipment, to use the Equipment and all parts thereof for its designated purpose and in compliance with all applicable laws and shall at all time keep the Equipment in its possession and control and not permit such Equipment to be moved from the Installation Sites, as set forth in Schedule
                                                                   --------
8.01, without Lender's prior written consent.
----

          (b) The Equipment is, and shall at all time be deemed to be, personal property even iF the Equipment is affixed or attached to real property or any improvements thereon. At Lender's request, Borrower or any lessee of Equipment shall at no charge promptly cause to be affixed to the Equipment any tags, decals, or plates furnished by Lender indicating Lender's interest in the Equipment, and Borrower or a lessee of Equipment shall not permit their removal or concealment. Borrower or any lessee of Equipment shall at all times keep the Equipment free and clear of all liens and encumbrances, except those arising through actions of Lender or permitted in writing by Lender. Borrower or any lessee of Equipment at its respective expense, shall otherwise cooperate to defend the interest of Lender in the applicable Equipment and to maintain the status of the Equipment and all parts thereof as personal property.

          (c) Borrower will, at Borrower's expense, furnish a Landlord's Consent or Mortgagee's Consent, as appropriate, from any party having an interest in any real estate or building in which any Equipment is located or furnish an acknowledgment satisfactory to Lender from any affiliate, landlord, mortgagee, easement grantor, or other person who is in a position to claim rights in property where the Equipment is located, promising to give Lender notice of any claimed default by Borrower with respect to such property interest and an opportunity to remove the Equipment and other elements of the System upon commercially reasonable terms. Lender may inspect the System at any time during normal business hours of a Borrower or lessee of Equipment subject to its normal operational procedures.

          11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower represents, warrants and covenants to Lender and, so long as this Agreement is in effect and any part of Borrower's Obligations to Lender under any Loan remain unfulfilled, and shall continue to warrant, represent and covenant in each Borrowing Certificate that:

          (a) Borrower and each Subsidiary which leases or acquires an interest in Equipment is a corporation duly organized, validly existing, and in good standing under the laws of the state or nation of its incorporation and that it is authorized to do business and/or is in good standing as a foreign corporation in each jurisdiction in which any System it operates is located, and each Borrower and Subsidiary which leases or purchases Equipment is authorized and licensed under applicable law to operate as a facilities based carrier therein, and each Borrower and Subsidiary which leases or purchases Equipment has the corporate power and capacity to enter into this Agreement, any Loan authorized pursuant to this Agreement, or any Lease of Equipment, as the case may be, and to perform all of its obligations hereunder and thereunder.

          (b) This Agreement, the Schedules, the Exhibits, and all other Loan Documents and the performance by Borrower and each Subsidiary which leases or purchases Equipment hereunder of their respective obligations have been duly and validly authorized and approved under all laws and regulations and procedures applicable to Borrower or any Subsidiary which leases or acquires an interest in Equipment hereunder, and under the terms and provisions of the resolutions of such entity's governing body, a copy of which has been provided herewith or will be provided in connection with any subsequent Loan; the consent of all necessary persons or bodies has been obtained; and all of such documents executed by Borrower or any Subsidiary which leases or acquires an interest in Equipment hereunder have been duly and validly executed and delivered by authorized representatives of such entity and constitute valid, legal and binding obligations of such, enforceable against such entity in accordance with their respective terms.

          (c) No other approval, Consent, Regulatory Authorization, or withholding of objection is required from any Governmental Authority with respect to the entering into or performance by Borrower of this Agreement, or the performance by Borrower or any Subsidiary which leases or acquires an interest in Equipment hereunder of the transactions contemplated hereby.

          (d) The entering into and performance of this Agreement and any Loan entered into pursuant hereto will not violate any judgment, order, law or regulation applicable to Borrower or result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest or other encumbrance upon any assets of Borrower or on any Equipment pursuant to any instrument to which Borrower is a party or by which it or its assets may be bound, except pursuant to the transactions and documents contemplated in this Agreement.

          (e) Borrower and each of its Subsidiaries has conducted and continues to conduct its business in all material respects in accordance with applicable laws, and has paid or will cause to be paid all taxes, assessments and other governmental charges as and when due except those challenged in good faith by appropriate proceedings. Except as set forth in Schedule 11.01, Borrower and
                                                --------------
each of its Subsidiaries has all of the Regulatory Authorizations necessary to conduct their respective businesses in the jurisdictions were such businesses are conducted, and Borrower covenants to obtain all Regulatory Authorizations required for any future operations by Borrower and each of its Subsidiaries in any jurisdiction.

          (f)  Except as set forth in Schedule 11.01 there are no actions, suits
                                      --------------
or proceedings pending or, to the knowledge of Borrower's senior executive officers, threatened against or affecting Borrower or any of its Subsidiaries in any court or before any Governmental Authority, board or commission which, if adversely determined, could reasonably be expected to have a material adverse effect on the ability of Borrower and its Subsidiaries taken as a whole to perform its obligations hereunder or under any Loan authorized pursuant hereto.

          (g) Lender has a valid first perfected security interest (or in foreign jurisdictions, the equivalent), subject only to Permitted Encumbrances, in all Collateral pursuant hereto, or under any Loan authorized pursuant hereto, at each Installation Site where it may be located, which secures all Obligations of Borrower hereunder.

          (h) Borrower has reviewed its operations and those of its Subsidiaries with a view to assessing whether its business (together with the businesses of its Subsidiaries on a consolidated basis), will be vulnerable to a Year 2000 Problem or will be vulnerable to the effects of a Year 2000 Problem suffered by any major commercial customers of Borrower or of any of its Subsidiaries, and has a reasonable basis to believe that no Year 2000 Problem could reasonably be expected to cause a material adverse effect to Borrower and its Subsidiaries on a consolidated basis. For purposes of this Agreement, "Year 2000 Problem" means any significant risk that computer hardware, software or equipment containing embedded microchips essential to the business or operations of Borrower will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively and reliably as in the case of times or time periods occurring before January 1, 2000, including the making of leap year calculations. The foregoing representation with respect to Equipment financed pursuant hereto is limited to the representations and warranties of the Supplier with respect to such Equipment.

          (i) Borrower shall take all actions necessary and commit adequate resources to assure that computer-based and other systems of Borrower and its Subsidiaries are able to process dates effectively, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could reasonably be expected to cause a material adverse effect to Borrower and its Subsidiaries taken as a whole.

          (j) Borrower shall provide to Lender, at the same time it provides them to First Union National Bank (or any other trustee with respect to its 12.75% Senior Notes described below), copies of its consolidated annual financial statements prepared in accordance with GAAP, audited by a firm of auditors nationally recognized or approved by Lender in writing; and, within forty-five (45) days of the end of any quarter, unaudited quarterly consolidated balance sheets, income statements and cash flow statements prepared in accordance with GAAP, throughout the term of this Agreement..

          (k) Neither Borrower nor any Subsidiary of Borrower shall create or suffer to exist any Lien on the Collateral, or any part thereof, whether superior or subordinate to the Lien of the Loan Documents, or assign, convey, sell or otherwise dispose of or encumber its interest in the Collateral, or any part thereof (including, without limitation, execution of any lease), nor permit any such action to be taken, except for the following permitted dispositions and encumbrances ("Permitted Encumbrances"): (i) the Lien created hereby or pursuant
               ----------------------
to the other Loan Documents; (ii) Liens for taxes not yet due, or which are being contested in good faith and by appropriate proceedings; (iii) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are overdue for a period not longer than thirty (30) days or which are being contested in good faith and by appropriate proceedings; (iv) pledges or liens in connection with workers' compensation, unemployment insurance and other social security legislation; (v) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (vi) easements, rights-of-way, restrictions and other similar encumbrances that are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Borrower; (vii) judgment liens with respect to which execution has been stayed within ten (10) days by appropriate judicial proceedings and the posting of adequate security which may not be any of the Collateral; (viii) Qualifying Leases and Deeds of Charge;
(viii) a Change in Control not constituting a default pursuant to Section 14(i)
                                                                  -------------
hereof; and (ix) specific liens, if any, identified on Schedule 11.02 hereto.
                                                       --------------
Any of the foregoing Liens shall remain "Permitted Encumbrances" as long as they are being contested by Borrower in good faith.

          (l) Borrower shall comply in all material respects with the Covenants set forth in Schedule 11.03 attached hereto, which are derived from the
             --------------
covenants of Borrower contained in the Trust Indenture between Borrower and First Union National Bank dated October 15, 1999 pertaining to Borrower' 12.75% Senior Notes due 2009.

          (m) Borrower shall not permit or acquiesce in any change, waiver or other alteration with respect to any Lease that could reasonably be expected to have a material adverse effect upon it, provided, however, that Qualifying
                                        --------  -------
Leases may be amended without Lender's consent to the extent permitted by the terms of a previously approved form of Qualifying Lease.

          (n) Borrower shall, and shall cause each Subsidiary which leases or acquires an interest in any Equipment to, maintain its existence, good standing and rights in full force and effect in its jurisdiction of organization. Borrower shall, and shall cause each Subsidiary which leases or acquires an interest in any Equipment to, qualify to do business and remain qualified and in good standing and shall obtain all necessary authorizations to do business in each jurisdiction in which failure to receive or retain such could reasonably be expected to have a material adverse effect upon Borrower and its Subsidiaries taken as a whole or upon Lender's ability to exercise its rights and remedies with respect to the Collateral.

          (o) Borrower shall, and shall cause any Subsidiary which leases or acquires an interest in any Equipment to continue to engage solely in the business described on Schedule 2.01 hereto; and acquire and maintain in full
                      -------------
force and effect all rights, privileges, franchises and licenses necessary for the operation and maintenance of such business (including, without limitation any license or authorization required by the FCC or any PUC or any other Governmental Authority).

          (p) Promptly upon their becoming available to Borrower, it shall deliver to Lender copies of (i) all annual or special reports or effective registration statements which Borrower or any of its Subsidiaries shall file with any Governmental Authority, including the FCC or any PUC (or any successor thereto) or any securities exchange, (ii) financial statements, material reports, and other information distributed by Borrower to its creditors or the financial community in general, and (iii) all press releases issued by or concerning Borrower or its Subsidiaries.

          12. INSURANCE: Borrower or any lessee of Equipment shall, at its expense, upon delivery of each item of Equipment to its Installation Site and at all times thereafter, cause each item of Equipment to remain insured against all risks or loss or damage for an amount at least equal to the portion of the Loan Amount attributable to that item of Equipment, as depreciated, or the replacement cost, whichever is greater. All insurance polices shall name Lender as an additional insured and loss payee, as appropriate, and shall be with an insurer, having a "Best Policy Holders" rating of "A1" or better (or the equivalent), and in such form, amount and deductibles as are reasonably satisfactory to Lender. The proceeds of any such polices shall be payable to Lender or Borrower or any lessee of Equipment, as their interests may appear. Each such policy must state by endorsement that the insurer shall give Lender not less than thirty (30) days prior written notice of any amendment, renewal or cancellation. Borrower or any lessee of Equipment shall upon request, furnish to Lender satisfactory evidence that such insurance coverage is in effect. Borrower may self insure with respect to the above coverage, with Lender's prior written consent.

          13. CASUALTY: If any Equipment, in whole or in part, shall be lost or stolen or destroyed, or damaged from any cause whatsoever, or is taken in any condemnation or similar proceedings by a Governmental Authority (any such event is hereafter called an "Event of Loss"), Borrower shall promptly and fully
                        -------------
notify Lender thereof. Borrower shall, at its option, do the following: (i) immediately place the affected Equipment and Software in good condition and working order, or (ii) replace the affected item with like equipment or software in good repair, condition and working order, or (iii) to the extent not fully covered by insurance as set forth in Section 12 above, pay to Lender, within
                                     ----------
thirty (30) days of the later of the Event of Loss or a determination of less than full insurance coverage, an amount equal to the applicable Loan, plus any other amounts then due and unpaid with respect to such Equipment and Software, less applicable insurance proceeds. Upon the making of all required payments by Borrower pursuant to (iii) Borrower shall be entitled to retain possession of the applicable Equipment or the sublicense to the applicable Software, (with no warranties) subject to the rights, if any, of the insurer. If Lender shall receive any other insurance proceeds or net awards, Lender shall apply all or part of such proceeds and awards to any Obligations of Borrower to Lender.

          14. DEFAULT: Borrower shall be in default under each Loan upon the occurrence of any of the following events ("Event of Default" or "default"):

          (a) The failure of any Borrower to pay when due any Payment Amount or any other amounts payable under this Agreement or any Note within five (5) days of the date when due;

          (b) A breach or failure in the observance or performance by any Borrower or any of its Subsidiaries of any other material provision of this Agreement or any other Loan Document which is not remedied within thirty (30) days after receipt by Borrower or any of its Subsidiaries of notice of such breach or failure;

          (c) Any material representation, warranty or covenant made herein, or in any certificate, document, financial or other statement delivered in connection with this Agreement, or hereafter made by Borrower proves to have been incorrect in any material adverse respect when made or given;

          (d) Borrower, or any surety or guarantor of the Indebtedness evidenced by this Agreement or a Note (i) files a petition or has a petition filed against it under the bankruptcy code, or any proceeding for relief of insolvent debtors; (ii) generally fails to pay its debts as such debts become due; (iii) shall admit in writing its inability to pay its debts as they become due; (iv) has a custodian, trustee or receiver appointed, voluntarily or otherwise, for it or its assets; (v) benefits from, or is subject to, the entry of an order for relief by any court of insolvency; (vi) makes an assignment for the benefit of creditors; (vii) becomes insolvent (however otherwise evidenced);
(viii) liquidates, winds-up, dissolves or suspends business; or

(ix) has commenced against it any case, proceeding or other action seeking the issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

          (e) Borrower shall (i) commit a default in any payment of any other instrument or agreement (other than with Lender) that could reasonably be expected to cause a material adverse effect to Borrower and its Subsidiaries on a consolidated basis, or (ii) default in the observance of any other provision of such other instrument or agreement as to cause, or permit the holder of such instrument or agreement to cause, the obligations thereunder to become due prior to its stated maturity;

          (f) One or more judgments or decrees shall be entered against Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) that could reasonably be expected to cause a material adverse effect to Borrower and its Subsidiaries on a consolidated basis, if such judgment or decree shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days after the entry thereof; or

          (g) Any guaranty or any subordination agreement required or delivered in connection with this Agreement is breached or becomes ineffective, or any guarantor, or subordinating creditor disavows its obligations under the guaranty or subordination agreement, as the case may be; or

          (h) Borrower or any of its Subsidiaries fails to perform any of its obligations under any other agreement or lease with Lender (subject to any cure rights or notice periods contained in such other agreement or lease); or

          (i) If any Change in Control of Borrower should occur without Lender's prior written consent if such Change in Control results or would result upon consummation in an entity obligated hereunder that is less creditworthy than Borrower, based upon financial information with respect to the transaction which must be supplied by Borrower sufficiently in advance of the consummation thereof so as to enable Lender reasonably to determine such creditworthiness; or

          (j) The occurrence of a material adverse effect on, or material adverse change in, (i) the business, operations or financial condition of Borrower and its Subsidiaries taken as a whole, (ii) the ability of Borrower to perform its obligations under this Agreement, any Note, or the other Loan Documents, or (iii) the Lender's ability to enforce the rights and remedies granted under this Agreement or the other Loan Documents, in all cases whether attributable to a single circumstance or event or an aggregation of circumstances or events.

          (k)  If Borrower shall grant, or suffer to exist for more than twenty
(20) days, or fail to contest immediately after discovering the same, any lien on any Collateral hereunder in favor of any person other than Lender (except for a purchase money security interest in favor of NORTEL or other approved Supplier).

          15.  RIGHTS AND REMEDIES ON DEFAULT:

          (a) At Lender's option, upon the occurrence of any such Event of Default under Section 14, and at any time thereafter, at Lender's option,
              ----------
Lender's commitment to lend shall terminate and/or all unmatured Indebtedness evidenced by any Note will immediately become due and payable without presentation, demand, protest, or notice of any kind (except as expressly provided for herein), all of which are expressly waived. Lender may exercise, from time to time, any rights and remedies available to it under this Agreement, any Note, the Uniform Commercial Code and other applicable law. Borrower agrees that upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law (i) any amounts payable under this Agreement or under any Note shall thereafter bear interest at a rate per annum equal to the Interest Rate plus three percent (3%) (in lieu of the 1-1/2% per month referenced in Section 3(f) hereof), or the maximum rate per annum allowed
                   -------------
by law, whichever is less, compounded monthly and payable on demand (both before and after judgment), until the Indebtedness is paid in full or the Event of Default is cured, (ii) it will, at Lender's request, assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, and
(iii) Lender, by itself or its agent, may, without notice to any person and without judicial process of any kind, enter into any premises or upon any land owned, leased or otherwise under the real or apparent control of Borrower, or any agent of Borrower, where the Collateral may be, or where Lender believes the Collateral may be, and disassemble, render unusable, and/or repossess all or any item of the Collateral, disconnecting and separating the Collateral from any other property. Borrower expressly waives all further rights to possession of the Collateral after the occurrence and during the continuance of an Event of Default and all claims for injuries suffered through, or loss caused by, such entering and/or repossession.

          (b) Lender shall have the right to sell, lease or otherwise dispose of the Collateral (or contract to do so), whether in its then condition or after further preparation or processing, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions as Lender, in its sole discretion, may deem advisable. Lender shall have the right to purchase at any such sale. Lender will give Borrower reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is delivered to the address of Borrower set forth above at least ten (10) days before the time of the sale or disposition. Any proceeds of any disposition by Lender of any of the Collateral may be first applied by Lender to the payment of Lender's Expenses, incurred in connection with the repossession, care, safekeeping, sale or otherwise of any or all of the Collateral, or in any way relating to the rights of Lender hereunder. Any balance of such proceeds may be applied by Lender toward the payment of the Indebtedness in such order as Lender, in its sole discretion, shall determine. Borrower shall be liable for, and shall pay to Lender on demand, any deficiency which may remain after such sale, lease or other disposition, and Lender agrees to remit to Borrower any surplus resulting therefrom.

          (c) If, for the purposes of obtaining judgment in respect of any claim under this Agreement or any other Loan Document in any court, it is necessary to convert a sum due hereunder or thereunder to the Lender in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures Lender could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is paid or satisfied.

          (d) The obligations of Borrower in respect of any sum due in the Original Currency to the Lender under this Agreement or any other Loan Document shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the business day following receipt by Lender of any sum adjudged to be so due in such Other Currency, Lender may in accordance with normal banking procedures purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, Borrower shall, as a separate obligation and notwithstanding any such judgment, jointly and severally, indemnify Lender against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to Lender in the Original Currency, Lender shall remit such excess to Borrower.

          (e) Notwithstanding the foregoing, Lender shall not exercise any remedy in violation of applicable law in the jurisdiction where such remedy is exercisable.

          16. GENERAL AUTHORITY: Upon the occurrence and during the continuance of an Event of Default hereunder, Lender shall have the full power to exercise at any time and from time to time all or any of the following powers with respect to all or any of the Collateral:

          (a) To demand, sue for collection, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

          (b) To receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other property taken or received by Lender in connection therewith;

          (c) To settle, compromise, compound, prosecute or defend any action or proceeding with respect thereof;

          (d) To sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof, as fully and effectually as if Lender were the absolute owner thereof; and

          (e) In general, to do all things necessary to perform the terms of this Agreement, including, without limitation, to take any action or proceedings which Lender deems necessary or appropriate to protect and preserve the security interest of Lender in the Collateral. In the case of failure of Borrower to comply with any provision of this Agreement, Lender shall have the right, but shall not be obligated, to so comply in whole or in part, and all moneys spent, and expenses and obligations incurred or assumed by Lender in connection with such performance or compliance, shall be payable on demand together with interest on such amounts equal to the Interest Rate plus three percent (3%) from the date and amount is expended or advanced by the Lender until paid. Such sums plus interest shall constitute indebtedness secured hereby. Lender's effecting such compliance shall not be a waiver of Borrower's default. Lender shall be under no obligation or duty to exercise any of the powers hereby conferred upon it.

          17. EXPENSES: Borrower agrees (a) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred or arising in connection with the negotiation, review, preparation and execution of this Agreement, the Loan Documents, any commitment or proposal letter, or any amendment, supplement, waiver, modification to, or restructuring of this Agreement, the Indebtedness incurred hereunder, or the other Loan Documents, including, without limitation, reasonable outside counsel legal fees and disbursements, expenses, document charges and other charges of Lender, (b) to pay or reimburse Lender for all its reasonable costs, fees, charges and expenses incurred in connection with the administration of this Agreement and the other Loan Documents or the enforcement, protection or preservation of any rights under or in connection with this Agreement or any other Loan Documents, including, without limitation, reasonable outside counsel legal fees and disbursements, audit fees and charges, and all reasonable out-of-pocket expenses, (c) to pay, indemnify, and to hold Lender harmless from, any and all recording and filing fees and taxes and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes (excluding income and franchise taxes and taxes of similar nature), if any, which may be payable or determined to be payable in connection with the execution and delivery or recordation or filing of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement and the other Loan Documents. All of the amounts described in this Section are referred to collectively as the "Lender's Expenses," shall be payable upon Lender's demand, and shall accrue
 -----------------
interest at the Interest Rate in effect when such demand is made from five (5) days after the date of demand until paid in full. All Lender's Expenses, and interest thereon, shall be part of the Indebtedness and shall be secured by the Collateral. The agreements in this Section shall survive repayment of the other Indebtedness. All Lender's Expenses that are outstanding on any Borrowing Date shall be paid before or with such Advance. If Borrower has not paid to Lender the amount of all Lender's Expenses billed to Borrower before such Borrowing Date, Lender shall be authorized to retain from any Advance on such Borrowing Date the amount of such Lender's Expenses that remain unpaid. Borrower's obligation to pay Lender's Expenses shall not be limited by any limitation on the amount of the Commitment that may be designated as available for such purposes, and any amounts so designated shall be used to pay Lender's Expenses accrued at the time of any Advance before any of the legal fees or similar expenses of Borrower.

          18. INDEMNITY: Borrower shall indemnify Lender against and hold Lender harmless from, and covenants to defend Lender against, any and all losses, claims, encumbrances, actions, suits, damages, obligations, liabilities and liens (and all Lender's Expenses) arising out of or in any way related to each Loan including, without limitation, the selection, purchase, delivery, ownership, licensing, possession, maintenance, condition, use, operation, rejection or return of the Collateral, the recovery of claims under insurance policies thereon, from Borrower's failure to commence operation of a System, or from any misuse, breach or violation of the Software sublicense, including without limitation, unauthorized duplication of or modification to the Software, or arising by operation of law, excluding, however, any of the foregoing which result from the sole negligence or willful misconduct of Lender and further excluding such losses, claims, encumbrances, actions, suits, damages, obligations, liabilities and liens arising from the sole negligence or willful misconduct of Lender in the exercise of its remedies hereunder. Borrower agrees that upon written notice by Lender of the assertion of any claims, liens, encumbrances, actions, damages, obligations or liabilities, Borrower shall assume full responsibility for, or at Borrower's option, reimburse Lender for the defense thereof. The provisions of this Section shall continue in full force and effect notwithstanding full payment of the Obligations under the Loans and survive the termination of this Agreement or any Loan for any reason, provided, however, the provisions hereof shall not survive longer than the applicable statute of limitations.

          19. ASSIGNMENT: Lender may, in whole or in part, with notice to, but without the consent of Borrower, sell, assign all or any portion of a Loan hereunder and any amounts due or to become due hereunder to one or more third party assignees ("Assignee"), which interests may be reassigned in whole or in part. No such assignment shall be effective against Borrower unless and until Borrower shall have received a copy or written notice thereof identifying the name and address of the Assignee. Upon receiving written notice from Lender, Borrower shall if so directed, make all Payments and other amounts due directly to Assignee without abatement, deduction or setoff and free from any deduction for any other person or entity. Any Assignee shall be entitled to rely on Borrower's agreements as stated in his Agreement, any Note or other Loan Documents, as applicable, and shall be considered a third-party beneficiary thereof. Borrower shall also promptly execute and deliver or cause to be executed and delivered to Lender or any Assignee any additional documentation as Lender or the Assignee may reasonably request to acknowledge the assignment. Lender shall be relieved of its future obligations under the Loan as a result of such assignment if the Assignee assumes Lender's future obligations hereunder.

WITHOUT LENDER'S PRIOR WRITTEN CONSENT, BORROWER SHALL NOT ASSIGN, LEASE, TRANSFER, PLEDGE, MORTGAGE OR OTHERWISE ENCUMBER (COLLECTIVELY, A "TRANSFER") ANY LOAN OR COLLATERAL HEREUNDER OR PERMIT ANY LEVY, LIEN OR ENCUMBRANCE THEREON EXCEPT FOR QUALIFYING LEASES AND DEEDS OF CHARGE, OR A CHANGE IN CONTROL NOT CONSTITUTING A DEFAULT PURSUANT TO SECTION 14(i) HEREOF OR AS OTHERWISE PERMITTED HEREIN. LENDER AGREES NOT TO UNREASONABLY WITHHOLD CONSENT TO AN ASSIGNMENT BY BORROWER TO A WHOLLY OWNED SUBSIDIARY OF BORROWER OF ITS RIGHTS HEREIN. ANY ATTEMPTED NON-CONSENSUAL TRANSFER BY BORROWER SHALL BE VOID AB INITIO. NO TRANSFER SHALL RELIEVE BORROWER OF ANY OF ITS OBLIGATIONS UNDER THE LOAN UNLESS LENDER RELEASES BORROWER FROM SUCH OBLIGATIONS IN WRITING.

          20. MISCELLANEOUS: (a) Any failure of Lender to require strict performance by Borrower, or any waiver by Lender of any provision of this Agreement or any other Loan Document shall not be construed as a consent to or waiver of any other breach of the same or of any other provision; (b) No obligation of the Lender hereunder shall survive the expiration or other termination of this Agreement; (c) All of the Borrower's indemnities, waiver, assumptions of liability and duties contained in this Agreement and all Lender's disclaimers shall continue in full force and effect and survive the expiration or other termination of this Agreement; (d) Borrower agrees to execute and deliver or cause to be executed and delivered, upon demand, any and all other documents necessary to evidence the intent of any Loan authorized hereunder, or to protect Lender's interest in any Collateral, including any UCC financing statements or other security documents or any waivers of interest or liens, and to this end, Borrower appoints Lender as its attorney-in-fact to execute and deliver all such financing statements or other documents and to collect insurance proceeds. Borrower agrees to pay the costs of filing and recording such documentation; (e) Borrower shall deliver to Lender such additional financial information available to the public or other creditors as Lender may reasonably request; (f) This Agreement shall be governed by the laws of the Commonwealth of Virginia, except to the extent the internal laws of the state or nation where the Collateral is located govern the perfection of security interests in such property or the exercise of remedies therein; (g) If any provision shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired; (i) In the event Borrower fails to pay or perform any obligations under this Agreement, Lender may, at its option, pay or perform said obligation, and any payment made or expense incurred by Lender in connection therewith shall be due and payable by Borrower upon demand by Lender with interest thereon accruing at the maximum rate permitted by law until paid; (h) No loan charge, late charge fee or interest, if applicable, is intended to exceed the maximum amount permitted to be charged or collected by applicable law. If one or more of such charges exceed such maximum, then such charges will be reduced to the legally permitted maximum charge and any excess charge will be used to reduce the applicable Loan Amount or refunded; (i) Time is of the essence in this Agreement and in each of its provisions.

          21. NOTICES: Notices, demands and other communications to be effective shall be transmitted in writing by telex, telecopy, or other facsimile transmission, by hand delivery, or if given in the United States, by first class, Registered or Certified Mail, return receipt requested, or by an overnight courier service, addressed to Lender or to Borrower at the applicable address in the preamble, or at such other address as the parties may hereinafter substitute by written notice. Notice shall be effective in the United States four (4) days after the date it was mailed (if mailed in the United States), or upon receipt, which may be evidenced in electronic form, whichever is earlier.

          22. COUNTERPARTS: The Loan, including the Exhibits and any Schedules and other Loan Documents, may be executed by one or more of the parties on any number of separate counterparts (which may be originals or copies sent by facsimile transmission) each of which counterparts shall be an original, but all of which taken together shall be deemed to constitute on and the same instrument.

          23. ENTIRE AGREEMENT: This Agreement and its Schedules and Exhibits and other Loan Documents executed and delivered in connection herewith constitute the entire agreement between Lender and Borrower with respect to the subject matter hereof and supersede the Commitment Letter (except as referenced herein), all previous negotiations, proposals, commitments, writings, and understandings of any nature whatsoever. No agent, employee, or representative of Lender has any authority to bind Lender to any representation or warranty concerning the Equipment or Software and, unless such representation or warranty is specifically included in this Agreement or other Loan Documents executed by Lender, it shall not be enforceable by Borrower against Lender.

          24. BINDING NATURE: This Agreement and each Loan shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and permitted assigns and/or Subsidiaries. It is acknowledged for the purpose of this Agreement that no Australian Subsidiary is a party to this Agreement and that obligations expressed on behalf of Subsidiaries hereunder, so far as they could apply to an Australian Subsidiary, are obligations of Borrower to cause that obligation to be performed. A Guaranty and Deed of Charge in favor of Lender by an Australian Subsidiary contain the obligations of the Australian Subsidiary to Lender.

          25.  CONDITIONS OF CLOSING: The Closing Date is stated on Schedule
                                                                    --------
24.01 hereto. In On or before the Closing Date, the following conditions must
-----
have been satisfied:

          (a)  Closing Certificates. A certificate of Borrower signed by a duly
               --------------------
authorized Responsible Officer, certifying as to (i) true copies of Organizational Documents of Borrower in effect on such date; (ii) true copies of all corporate action taken by Borrower relative to this Agreement, each Note, and the other Loan Documents; (iii) the names, true signatures and incumbency of the Responsible Officers of Borrower authorized to execute and deliver this Agreement, each Note, and the other Loan Documents; (iv) a Certificate of Good Standing (or equivalent certificate) for Borrower duly issued by the Secretary of State of each state in which Borrower intends to do business; and (v) such other matters as Lender shall reasonably request.

          (b)  Opinions of Counsel. Lender shall have received the following
               -------------------
opinions, all dated as of the Closing Date and in form and substance satisfactory to Lender:

               (i) A written opinion of counsel to Borrower, substantially in the form of Exhibit C hereto;
                      ---------

               (ii) A written opinion of regulatory counsel for Borrower, substantially in the form of Exhibit D hereto; and
                                       ---------

          (c)  Closing Documents. Lender shall have received the following
               ------------------
documents, all in form and substance satisfactory to Lender:

               (i)  Agreement.  This Agreement, duly executed by Borrower;
                    ---------

               (ii)   Notes.  Each Note, duly executed by Borrower;
                      -----

               (iii)  Financing Statements. All UCC-1 financing statements or
                      ---------------------
         other filings or recordations necessary to perfect the Liens granted hereby, each duly executed by Borrower, and duly recorded in all the offices identified on Schedule 8.01 hereto;
                               -------------

               (iv)   Collateral Assignment of Purchase Agreement. The
                      ---------------------------------------------
         Collateral Assignment of Purchase Agreement, duly executed by Borrower, and the Consent to Collateral Assignment of Purchase Agreement, duly executed by NORTEL;

               (v)    Insurance. Policies and certificates of insurance required
                      ---------
         by Section 12, accompanied by evidence of the payment of the premiums
            ----------
         therefor;

               (vi)   Financial Statements. The financial statements described
                      --------------------
         in Section 10(k) hereof;
            -------------

               (vii)  Balance Sheet. A balance sheet of Borrower, dated as of
                      -------------
         the end of the fiscal quarter preceding the Closing Date, certified by a Responsible Officer as fairly presenting the financial condition of Borrower.

               (viii) Certificate of Financial Condition. A Certificate of
                      ------------------------------------
         Financial Condition, duly executed by a Responsible Officer of Borrower.

               (ix) Copies of all executed Leases, each of which must be a Qualifying Lease, together with a duly executed assignment of lease with respect to each Lease.

               (x)    Guaranties. Original executed Guaranties of any
                      ----------
         Subsidiaries to which any Collateral is conveyed or to be conveyed by Borrower or in the case of the Australian Subsidiary in the form of Exhibit G-1.
         -----------

               (xi)   Deeds of Charge. Original executed Deeds of Charge of any
                      ---------------
         Subsidiaries to which any Collateral is conveyed or to be conveyed by Borrower or in the case of the Australian Subsidiary in the form of Exhibit H-1.
         -----------

               (xii)  An updated Schedule 11.04, which contains an accurate list
                                 --------------
         of all executed and proposed Leases or other conveyances of Collateral, and their status.

               (xiii) Pre-Closing Lien Searches. Lien searches from all
                      -------------------------
         jurisdictions reasonably determined by Lender to be appropriate, effective as of a date reasonably close to the Closing Date, reflecting no other Liens (other than Permitted Encumbrances) on any of the Collateral.

          26.  CONDITIONS OF LENDING:

          (a)  Conditions for First Advance. On or before the First Funding
               ------------------------------
Date, with respect to each Loan, the following conditions shall have been met to Lender's satisfaction:

               (i)   Post-Closing Lien Searches. Lender shall have received
                     --------------------------
          satisfactory results of Lien searches in all jurisdictions reasonably determined by Lender to be appropriate, reflecting the filing of financing statements in favor of Lender pursuant hereto and no other Liens other than Permitted Encumbrances.

               (ii)  Required Consents. Lender shall have received satisfactory
                     -----------------
          evidence of Borrower's obtaining the Required Consents.

          (b)  Conditions for All Loans and Advances. The obligation of Lender
               -------------------------------------
to make any Loan or Advance hereunder is subject to Borrower's performance of its obligations hereunder on or before the date of such Loan or Advance, and to the satisfaction of the following further conditions on or before the Borrowing Date for any Loan or Advance, including the first Advance:

               (i)   Filings, Registrations and Recordings. Any financing
                     -------------------------------------
          statements or other recordings required hereunder shall have been properly filed, registered or recorded in each office in each jurisdiction required in order to create in favor of Lender a perfected first-priority Lien on the Collateral, subject to no other Lien; Lender shall have received acknowledgment copies of all such filings, registrations and recordations stamped by the appropriate filing officer; and Lender shall have received results of searches of such filing offices, and satisfactory evidence that any other Liens (other than Permitted Encumbrances) on the Collateral have been duly released, that all necessary filing fees, recording fees, taxes and other expenses related to such filings, registrations and recordings have been paid in full.

               (ii)  Borrowing Certificate. Lender shall have received a duly
                     ---------------------
          executed Borrowing Certificate in the form of Exhibit B, including a detailed Collateral Schedule listing all goods and services to be paid with the proceeds of the Advance and accompanied by other supporting documentation satisfactory to Lender.

               (iii) Reporting Requirements. Borrower shall have provided Lender
                     -----------------------
          with all relevant reports and information required under Section 11
                                                                   ----------
          hereof.

               (iv)  No Regulatory Event. No action by any Governmental
                     -------------------
          Authority (in either Borrower's or Lender's reasonable determination) that could reasonably be expected to cause a material adverse effect to Borrower and its Subsidiaries on a consolidated basis shall have occurred and be continuing, or would exist upon the consummation of transactions to occur on such Borrowing Date.

                  (v)    No Default or Event of Default. No Default or Event of
                         ---------------------------------
         Default shall have occurred and be continuing or would exist upon the consummation of transactions to occur on such Borrowing Date.

                  (vi)   No Material Adverse Change. No material adverse change
                         --------------------------
         in the financial condition of Borrower and its Subsidiaries on a consolidated basis shall have occurred, or would occur after giving effect to such Advance, since the date of the last financial statements delivered to Lender pursuant hereto.

                  (vii)  Representations and Warranties. The representations and
                         ------------------------------
         warranties contained in Section 11 hereof shall be true on and as of
                                 ----------
         the date of each such Advance hereunder.

                  (viii) Lender's Expenses. All closing costs, and other
                         -----------------
         Lender's Expenses shall have been paid in full.

                  (ix)   Opinions. Lender shall have received from Borrower such
                         --------
         opinions of counsel for Borrower or a Subsidiary of Borrower as may be reasonably acceptable to Lender in form and substance with respect to the perfection and priority of the Liens created by the Security Documents in each such jurisdictional location.

                  (x)    Details, Proceedings and Documents. All legal details
                         ----------------------------------
         and proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory to Lender and Lender shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to Lender, as Lender may from time to time request.

                  (xi)   Consents. Lender shall have received Required Consents
                         --------
         duly executed by all parties and in form satisfactory to Lender.

                  (xii)  Fees. Lender shall have received the fee(s) described
                         ----
         in Sections 3 and 17 hereof.
            ----------     --

                  (xiii) Purchase Agreements. Lender shall have received a copy of each executed NORTEL Purchase Agreement and/or Vendor Purchase Agreement with respect to which proceeds of an Advance shall be used to acquire NORTEL Equipment or other Equipment, and Lender's shall have reviewed and approved the Equipment to be acquired with proceeds of an Advance, together with the collateral assignment and consent specified in Section 25 of this Agreement.
            ----------

                  (xv)   Lease Schedule. Lender shall have received an updated
                         --------------
         Schedule 11.04, which contains an accurate list of all executed and
         --------------
         proposed Leases and their status.

               (xvi) Post-Closing Items. The post-closing items described on
                     ------------------
          Schedule 24.01 hereto, if any, shall have been completed in the time
          --------------
          permitted, and Borrower shall have provided Lender with satisfactory evidence thereof.

          (c)  Affirmation of Representations and Warranties. Any Borrowing
               ---------------------------------------------
Certificate or other request for any Advance hereunder shall constitute a representation and warranty that (i) the representations and warranties contained in hereof are true and correct on and as of the date of such request with the same effect as though made on and as of the date of such request and
(ii) on the date of such request no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance (for this purpose such Advance being deemed to have been made on the date of such request). Failure of Lender to receive notice from a Borrower to the contrary before such Advance is made shall constitute a further representation and warranty by the Borrower that (x) the representations and warranties of the Borrower contained in the first sentence of this Section 26(c)
                                                                   -------------
are true and correct on and as of the date of such Advance with the same effect as though made on and as of the date of such Advance and (y) on the date of the Advance no Default or Event of Default has occurred and is continuing or exists or will occur or exist after giving effect to such Advance.

          (d)  Deadline for Funding Conditions. Lender shall have no obligation
               -------------------------------
to make any Advances hereunder if all of the conditions set forth in Sections 25
                                                                     -----------
and 26 hereof have not been fully satisfied, and the first Advance made
    --
hereunder, within the period of four (4) calendar months following the Closing Date.

                      END OF LOAN AND SECURITY AGREEMENT
                          (Signatures on First Page)

                                                                SCHEDULE 2.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                             Borrower Information
                             --------------------

                                                                SCHEDULE 8.01 TO
                                                                ----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

              Collateral Descriptions and Locations of Collateral
              ---------------------------------------------------

                                                               SCHEDULE 11.01 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                              Disclosure Schedule
                              -------------------

                                                               SCHEDULE 11.02 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------


                            Permitted Encumbrances
                            ----------------------

                                                               SCHEDULE 11.03 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                             Senior Note Covenants
                             ---------------------

                                                               SCHEDULE 11.04 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                       Qualifying Leases and Conveyances
                       ---------------------------------

                                                               SCHEDULE 25.01 TO
                                                               -----------------
                                                     LOAN AND SECURITY AGREEMENT
                                                     ---------------------------

                            Post-Closing Conditions
                            -----------------------

                                PROMISSORY NOTE

US $30,000,000                                       November 22, 1999
(or such amount as may
be advanced hereunder)

     FOR VALUE RECEIVED, PRIMUS TELECOMMUNICATIONS, INC., a Delaware corporation with its principal place of business at 1700 Old Meadow Road, McLean, VA 22102 ("Borrower") promises and agrees to pay to the order of NTFC
                   --------
CAPITAL CORPORATION, a Delaware corporation, its successors, assigns or any subsequent holder of this Note (the "Lender") at its offices located at 501
                                     ------
Corporate Centre Drive, Suite 600, Franklin, Tennessee 37067, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds:

     the lesser of Thirty Million Dollars and 00/100 (US$30,000,000), or all amounts advanced hereunder pursuant to the Loan Agreement (defined below), plus legal fees, charges and expenses,

together with interest thereon and other amounts due as provided below. The amortization schedule attached hereto is for convenience only, and the failure of the Lender to attach an amortization schedule, or any error or incorrect notation by the Lender on any amortization schedule, shall not diminish the obligations of the Borrower under this Note.

     This Note shall mature November 21, 2004 (the "Maturity Date"), on which date all then-outstanding principal, interest, premium, expenses, fees, penalties and other amounts due under the Note shall be finally due and payable.

     This Note is issued pursuant to that certain Loan and Security Agreement dated November 22, 1999, by and between Borrower and Lender (as it may be modified, amended or restated from time to time, the "Loan Agreement"). Any
                                                      --------------
term not otherwise defined in this Note shall have the same meaning as in the Loan Agreement. Reference is made to the Loan Agreement, which, among other things, permits the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions. This Note is secured by, among other things, the Collateral described in the Loan Agreement and the other Loan Documents.

     All Advances hereunder shall bear interest from the date of such Advance (the "Borrowing Date") on the outstanding unpaid Principal Amount thereof until such amount is due and payable (whether on any Payment Date, at the Maturity Date, by acceleration, or otherwise), for each Advance, at a fixed rate equal to a rate determined by adding 495 basis points to the published yield on the Five (5) Year Constant Maturity United States Treasury Notes as reported in Federal Reserve Statistical Release H.15(519) as published by the Board of Governors of the Federal Reserve System, or any successor publication by the Board of Governors of the Federal Reserve System, three days prior to the First Funding Date with respect to that Loan. The interest rate shall be expressed as an annual rate of interest, compounded monthly, and calculated on the basis of a 365-day year.

     This Note shall have an "Interest Only Period," which is the twenty-four
(24) months immediately following the date of this Note, during which only the interest on the principal outstanding under the Loan shall be paid monthly in arrears, together with other amounts (if any) as provided in the Loan Agreement.

     Following the expiration of the Interest Only Period, all outstanding principal amounts, together with interest, shall be paid in arrears in thirty-six (36) monthly installments on the first day of the month (each, a "Payment Date"). Beginning with the first amortizing Payment, unless otherwise provided in the Amortization Schedule attached to this Note, each amortizing Payment shall consist of an Interest Payment and a Principal Payment constituting a partial repayment of the Principal amount due hereunder as set forth below:


  Payment Number                        Percentage of Loan
  --------------                        -------------------

     25 - 36                                   1.667%
     37 - 48                                   2.500%
     49 - 59                                   4.167%
     60                                 All Unpaid Principal
                                      Plus any other Obligation

All payments of principal will be credited to the repayment of all outstanding Advances represented on that Schedule pro rata. The final payment shall be in an amount equal to all outstanding principal hereunder, plus all accrued and unpaid interest and all other unpaid charges and expenses hereunder.

     In the event of any additional Advances hereunder after the initial Payment Date on Schedule A, an additional amortization schedule (Schedule B, etc.) will
        ----------                                       ----------
be attached for each additional Advance, reflecting the amortization of the principal amount of such Advance and the applicable Interest Rate. All such amortization schedules shall provide for amortization of all principal and interest through the Maturity Date. If any principal, interest, or other charge or expense remains outstanding on the Maturity Date, such amount shall be added to the payment due on the Maturity Date.

  Borrower may, at its option but subject to the satisfaction of the requirements of the next sentence, at any time and from time to time, prepay this Note, in whole or in part, upon at least (30) business days prior written notice to Lender specifying the date and amount of prepayment in a minimum amount of $50,000. Any such prepayment occurring during the first, second and third years following the date hereof shall be subject to a prepayment premium equal to a percentage of the amount being prepaid as follows: three percent (3%) if the prepayment is made during the first year following the date hereof; two percent (2%) if the prepayment is made during the second year following the date hereof; and one percent (1%) if the prepayment is made during the third year following the date hereof. The Note may be prepaid without premium thereafter.

     Whenever any Payment due under a Loan is not made within ten(10) days after the date when due, Borrower agrees to pay on demand (as a fee to offset Lender's Expenses), one and one-half percent (1-1/2%) per month of all overdue amounts from the due date until paid, but not exceeding the lawful maximum, if any.

     Notwithstanding the foregoing, if Borrower shall fail to pay within ten
(10) days after the due date any principal amount or interest or other amount payable under this Note, Borrower shall pay to Lender, to defray the administrative costs of handling such late payments, an amount equal to interest on the amount unpaid, to the extent permitted under applicable law, at a rate equal to the lesser of three percent (3%) higher than the then applicable interest rate or the maximum permissible interest rate under applicable law (the "Default Rate") (instead of the Interest Rate and in lieu of the 1-1/2% per month referenced in the immediately preceding paragraph), from the due date until such overdue principal amount, interest or other unpaid amount is paid in full (both before and after judgment) whether or not any notice of default in the payment thereof has been delivered under the Loan Agreement. In addition, but without duplication, upon the occurrence and during the continuance of an Event of Default, all outstanding amounts hereunder shall bear interest at the Default Rate (instead of the Interest Rate) until such amounts are paid in full or such Event of Default is waived in writing by Lender.

     Notwithstanding any provision of this Note or the Loan Agreement to the contrary, it is the intent of the Lender and the Borrower that the Lender or any subsequent holder of this Note shall never be entitled to receive, collect, reserve or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, as amended or enacted, from time to time. In the event Lender, or any subsequent holder of this Note, ever receives, collects, reserves or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and treated as such (except that no prepayment premium will be payable thereon), or, if the principal indebtedness and all other amounts due are paid in full, any remaining excess funds shall immediately be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) exclude voluntary prepayments and the effects thereof as it may relate to any fees charged by the Lender, and (b) amortize, prorate, allocate, and spread, in equal parts, the total amount of interest throughout the entire term of the indebtedness; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the maximum lawful rate, the Lender or any subsequent holder of the Note shall refund to the Borrower the amount of such excess or credit the amount of such excess against the principal portion of the indebtedness, as of the date it was received, and, in such event, the Lender shall not be subject to any penalties provided by any laws for contracting for, charging, reserving or receiving interest in excess of the maximum lawful rate.

     All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other documents evidencing or securing the obligations of Borrower to Lender, then to any unpaid late charges, then to any unpaid interest accrued at the Default Rate, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

     Upon the occurrence of any one or more of the Events of Default specified in the Loan Agreement (each, an "Event of Default"), all amounts then remaining unpaid on this Note shall be, or may be declared to be, immediately due and payable as provided in the Loan Agreement, without further notice, at the option of the Lender. Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver. Time is of the essence of this Note.

     Demand, presentment, notice and protest are expressly waived, except for notices to Borrower otherwise expressly required in the Loan Agreement. Borrower and any and all endorsers, guarantors and other parties liable on this Note, and any and all general partners of Borrower or any endorsers, guarantors or other parties liable on this Note (collectively, the "Obligors") jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and hereby expressly consent to (i) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (ii) any release or discharge by Lender of any of the Obligors, (iii) any release, substitution or exchange of any security for the payment hereof, (iv) any failure to act on the part of Lender, and (vi) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

     BORROWER HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, INCLUDING WITHOUT LIMITATION FEDERAL COURTS SITTING IN THE MIDDLE DISTRICT OF TENNESSEE AND THE CHANCERY COURT FOR DAVIDSON OR WILLIAMSON COUNTY, TENNESSEE, FOR ANY SUIT BROUGHT OR ACTION COMMENCED IN CONNECTION WITH THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH, INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT, OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER, AND AGREES NOT TO

CONTEST OR CHALLENGE VENUE IN ANY SUCH COURTS.

     Borrower irrevocably consents to the service of process of any such courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to Borrower at the address opposite its signature below or to such other address as Borrower may have furnished to Lender in writing, and agrees that such service shall become effective fifty (50) days after such mailing. However, nothing herein shall affect the right of Lender or Borrower to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Lender or Borrower in any other jurisdiction.

     BORROWER HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE, ANY DOCUMENTS EXECUTED OR DELIVERED IN CONNECTION HEREWITH INCLUDING WITHOUT LIMITATION THE LOAN AGREEMENT OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF BORROWER'S EXPRESS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     IN ANY ACTION TO ENFORCE THIS NOTE, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN ACTUAL DIRECT DAMAGES.

     In the event this Note is placed in the hands of one or more attorneys for collection or enforcement or protection of the holder's rights described herein or in the Loan Agreement or the other Loan Documents, the Borrower agrees to pay all reasonable attorneys' fees and all court and other out-of-pocket costs incurred by the holder hereof (as of which shall be due on demand and shall bear interest at the rate then payable hereunder from five (5) days after such demand is made until paid).

     This Note is governed by and shall be construed in accordance with the internal laws of the State of Tennessee. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

     This Note may not be changed, extended or terminated except in writing. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.

  Executed as of November 22, 1999.


                                             PRIMUS TELECOMMUNICATIONS, INC.



                                             By:_______________________________

                                             Title:____________________________

                                   SCHEDULE A

                         SCHEDULE OF LOANS AND PAYMENTS
                           OF PRINCIPAL AND INTEREST


          Principal    Amount of      Unpaid        Amount of     Unpaid
           Amount      Principal      Interest       Interest
  Date     of Loan       Paid         Balance          Paid       Balance

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______

_______    _______     _______        _______        _______      _______